Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



       As independent public accountants, we hereby consent to the use of our report for The Recovery Network, Inc. included in this Form SB-2 registration statement and to all references to our Firm included in this registration statement.




                                                     /s/ Arthur Andersen LLP


Los Angeles, California
October 27, 1998